-2-
50400220.04

            MASTER AGREEMENT BETWEEN OWNERS AND EMERITUS CORPORATION
                REGARDING SALE OF AL II ASSISTED LIVING PORTFOLIO


     This Agreement dated as of this 30th day of September, 2003 is between Emeritus Corporation, a Washington corporation ("Emeritus"), Emeritus Management LLC and Emeritus Management I LP (collectively with Emeritus, the "Managers"), and  the  Sellers  as  listed  on  Schedule  1 hereto (collectively "Sellers" or
                                   -----------
"Owners"). Managers currently manage the Facilities for Sellers pursuant to three (3) management agreements more particularly described on Exhibit A
                                                                       ---------
(collectively, the "Management Agreements"). Emeritus desires to acquire the right to manage and operate the Operating Facilities and the Development
Facilities  as  listed  on  Schedule  1  (collectively, the "Facilities") and to
                            -----------
finance such acquisition Emeritus has designated Health Care REIT, Inc. or its affiliates (collectively "Buyer") to purchase the Facilities and Emeritus will then lease the Facilities from Buyer and operate and manage the Facilities. The purpose of this Agreement is to provide for certain agreements in connection with the sale of the Facilities.

     In  consideration  of  the  mutual  agreements  herein,  it  is  agreed:

     Purchase  Price  for  Facilities.  Buyer  will purchase the Facilities from
     --------------------------------
Sellers for an aggregate net purchase price in the amount set forth on Exhibit B
     (net of the Existing Secured Debt and Transaction Costs as hereinafter defined) (collectively the "Purchase Price"), which amount is allocated among the Facilities, and between the real property and the personal property comprising  each  Facility,  as  more  particularly  set forth on Exhibit B (the
                                                                  ---------
"Purchase Price Allocation"). Buyer's purchase of the Facilities is conditioned upon Closing of the sale of the Facilities to Buyer and the amounts secured by
(a) the existing first lien mortgages held by GMAC and TIAA on the Operating Facilities and by Guaranty Bank on the Development Facilities and (b) the pledges of membership interests in Sellers held by Senior Housing Partners I, L.P. ("SHP") being paid in the amounts set forth on Exhibit B and satisfied from funds provided by Buyer and paid from the closing escrow (collectively the "Existing Secured Debt"). As additional consideration for the sale, and in consideration of Emeritus receiving a long-term lease to manage and operate the Facilities from Buyer, Emeritus shall issue at Closing to SHP warrants for 400,000 shares of its stock and to HRC AL Investors II LLC, (HRC) warrants for
100,000  shares  of  its stock, which warrants shall be in the form of Exhibit C
                                                                       ---------
(the  "Warrants").

     Property  Conveyed.  At  Closing,  Sellers  shall  convey the Facilities as
     ------------------
follows:

     Land and Improvements - the land and improvements owned by Sellers comprising each Facility shall be conveyed to Buyer by deed in the same general form as Sellers received title.

     Personal Property - the personal property owned by Seller at the Facility shall be conveyed without warranty or representation to Buyer by bill of sale, except the excluded personal property ("Excluded Personal Property") shall be conveyed to Emeritus in a manner consistent with applicable regulations as directed by Emeritus. The Excluded Personal Property means (i) licenses, permits, certificates, approvals and other tangible personal property of every kind and nature whatsoever owned by Seller as of the date hereof and related to the operation of the Facility, (ii) cash (on hand or in banks) and accounts, notes, interest and other receivables arising from the operation of the Facility prior to the date hereof, (iii) all inventories of every kind and nature whatsoever (specifically including, but not limited to, all pharmacy supplies, medical supplies, office supplies and foodstuffs) owned by Sellers as of the date hereof and relating to the Facility, (iv) all rights to the telephone numbers of the Facility and its sequential numbers, (v) medical records, administrative records, manuals, and other books and records relating directly to the operation of the Facility, (vi) leased equipment, and (vii) all other personal and intangible property at or used in connection with the Facilities and not conveyed to Buyer. Because Emeritus is assuming the payables and liabilities (as more particularly described in Section 3) in connection with the Facilities, it is agreed that the Excluded Personal Property has nominal value.

     Liabilities.  Pursuant  to  Section  6.1  of  the  Management  Agreements,
     -----------
Emeritus,  except  with respect to the gross negligence or willful misconduct of
     --
the Sellers, has indemnified Sellers (and the Indemnified Parties as described therein) against all damages, losses, liabilities, obligations, penalties, costs and expenses arising out of or resulting from (a) the management of the Facilities or any business conducted therein, (b) any act, fault, omission to act or misconduct by Managers, any affiliate of Managers, or any employee, agent, licensee, business invitee, guest, customer, contractor or submanager,
(c) any accident, claim of malpractice, injury or damage whatsoever caused to any person, (d) any default or event of default under the Management Agreements, and (e) any loss, cost or expense resulting from the Contracts, Leases, Legal Requirements, Permits (all as defined in the Management Agreements) or operation of the Facilities or any business conducted therein, all as more particularly set forth in Section 6.1 of the Management Agreements. The indemnities set forth in Section 6.1 of the Management Agreements by their terms survive the expiration or sooner termination of the Management Agreements and are hereby ratified and affirmed. In addition, Sellers shall assign, and Emeritus shall assume, all existing leases, supply or service contracts, and payables (including, without limitation, amounts owing for utilities, real property taxes and assessments, amounts for services, goods and improvements in progress, if any, to the Facilities, insurance, and maintenance and repairs of the Facilities) arising directly or indirectly out of the operation or management of the Facilities by an Assignment and Assumption of Leases and Contracts in the form of Exhibit D hereto. In consideration of the conveyance to Emeritus of the
        ---------
Excluded Property (including the cash on hand and receivables), it is intended that Emeritus shall assume all of such matters related directly or indirectly to the operation and management of Facilities, excluding only (a) matters arising from the gross negligence or willful misconduct of the Sellers, or (b) breach of warranty of title in the deeds to Buyer (except for any title encumbrances created by or through Managers, including, without limitation, liens arising from nonpayment of utilities, real property taxes and assessments, and amounts for services, goods and improvements to the Facilities).

     Closing  Costs  and  Prorations.  Sellers  and  SHP are to bear no closing,
     -------------------------------
proration, or transaction costs in connection with this sale (collectively, the "Transaction Costs"), including, without limitation, title search expenses, title insurance and survey expenses, transfer or sales taxes, however denominated, escrow fees, recording costs, brokerage fees, attorney and accountant fees, preparation of closing and transfer documentation, preparation and recording of satisfactions and terminations of the Existing Secured Debt, any additional per diem amounts owing on the Existing Secured Debt, and all other closing and sale costs. The Purchase Price shall be net to Sellers, and Emeritus shall pay or make provision for all of such Transaction Costs from a source other than the Purchase Price. Because the receivables and cash on hand are being conveyed to Emeritus, and Emeritus is assuming the payables, there shall be no prorating of receivables or payables at Closing. To the extent Sellers and SHP have paid or incurred any Transaction Costs, Emeritus shall promptly reimburse Sellers. To the extent any of the Transaction Costs require adjustment or are found to be incorrect after Closing, e.g., the calculation of transfer or sales tax, Emeritus shall resolve all of such matters at its expense, and pay any amounts owing or reimburse Sellers for any costs incurred if Sellers resolve such matters because Emeritus has failed to do so or be entitled to any refunds of such amounts.

     Condition  of  Facilities.  The  sale  of  the  Facilities will be in their
     -------------------------
"as-is" condition. Except for warranty of title as set forth in the deeds and the conveyance documents, Sellers make no warranties or representations, and shall have no liability for: (a) the condition of the Facilities and the fixtures, furnishings, equipment and other personal property (including, without limitation,  the  Excluded Personal Property conveyed to Emeritus) therein;
(b) the accuracy or completeness of any financial data, operating results or operating projections of the Facilities; (c) compliance with licensing, health care, and other legal or regulatory matters related to the Facilities; (d) presence of hazardous substances on, under or about the Facilities; (e) or any other matter or condition related to the Facilities.

     To the extent Emeritus has given warranties, representations, or other assurances about any of the foregoing or any other matters to Buyer, Emeritus shall be solely responsible for such warranties, representations, or other assurances and shall indemnify, defend and hold harmless Sellers therefrom. Emeritus acknowledges that Managers have been managing the Facilities and are fully familiar with the Facilities and the condition thereof.

     Management  Agreements.  The  Management  Agreements  shall terminate as of
     ----------------------
Closing or at such later date as provided in the Amended Management Agreements as defined below (except for survival of the indemnities set forth in Section
6.1 and 6.3 of the Management Agreements). In connection with such termination, Emeritus acknowledges that no management fees or other amounts are owing by
Sellers thereunder. However, as an accommodation to Emeritus to facilitate relicensing, Sellers have agreed to sublease certain of the Facilities from Emeritus pursuant to Sublease Agreement in the form of Exhibit E (the
                                                                ----------
"Sublease")  with  respect  to the Facilities listed on Exhibit F (the "Sublease
                                                        ---------
Facilities") to accommodate the continued operation of the Subleased Facilities until relicensing of the Facilities in Emeritus' name (or its affiliate) can be accomplished. In connection with such Sublease Facilities, the Management Agreements for certain of the Facilities are being amended such that the Management Agreements in such amended form will remain in place with respect to the Sublease Facilities for a short period of time after Closing not anticipated to exceed ninety (90) days. The form of the Amendments to the Management
Agreements  are  set  forth  in  Exhibit  G  ("Amended  Management Agreements").
                                 ----------
Sellers shall cooperate with Emeritus in such relicensing and Emeritus shall promptly reimburse any costs incurred by Sellers or any member or lender thereof. As more particularly set forth in the Sublease and the Amended Management Agreements, all costs, expenses and liabilities incurred by the Sellers as sublessee of the Sublease Facilities, whether in connection with the Sublease, the Amended Management Agreements or relicensing of the Facilities (including, without limitation, any corrections or improvements to the Facilities required in connection with such relicensing) shall be borne by Emeritus, and Sellers shall bear no cost, expense or liability in connection therewith. The Subleases and Amended Management Agreements shall terminate upon licensing of the Sublease Facilities in Emeritus' name (or its affiliate), except for the indemnities in Section 6.1 and 6.3 thereof. Emeritus shall keep Sellers advised of the progress of such relicensing. Within ten (10) business days of termination of the Subleases and Amended Management Agreements as set forth above, Holdings shall redeem the membership interests held by SHP in Holdings pursuant to mutually acceptable documentation.

     Closing.  The  sale  of  the  Facilities  to  Emeritus and the transactions
     -------
described  herein  shall  close  on  September  30,  2003  (  "Closing").

     Put  and  Purchase  Agreement.  The  Put and Purchase Agreement dated as of
     -----------------------------
March 26, 1999, as amended, by and among Sellers and Daniel R. Baty is terminated at Closing.

     Miscellaneous.
     -------------

     Brokers  and Finders.  Each party represents to the other that no broker or
     --------------------
finder  has  been  involved  in  this  transaction.

     Notices.  Any  notice, demand, offer, approval or other writing required or
     -------
permitted pursuant to this Agreement shall be in writing, furnished in duplicate and shall be transmitted by hand delivery, facsimile, certified mail, return receipt requested, or Federal Express or another nationally recognized overnight courier service which provides evidence of delivery, postage prepaid, as follows:

If  to  any  Seller     AL  Investors  II  LLC
  or  Sellers:     c/o  Bruce  D.  Thorn
2250  McGilchrist  Street  SE,  Suite  200
Salem,  Oregon  97302
Facsimile:     (503)375-7644
Telephone:     (503)370-7071  ext.  7143

With  a  copy  to:     Foster  Pepper  &  Shefelman  PLLC
1111  Third  Avenue,  Suite  3400
Seattle,  Washington  98101
Attn:     Gary  E.  Fluhrer
Facsimile:     (206)447-9700
Telephone:     (206)447-8896

and     Senior  Housing  Partners  I,  L.P.
c/o  Mr.  Noah  Levy
Two  Ravinia  Drive,  Suite  1400
Atlanta,  Georgia  30346
Facsimile:     (770)399-5363
Telephone:     (770)395-8606

and     Goodwin  Procter  LLP
Exchange  Place
53  State  Street
Boston,  Massachusetts  02109-2881
Attn:     Minta  Kay
Facsimile:     (617)227-8591
Telephone:     (617)570-1877

and     Prudential  Real  Estate  Investors
8  Campus  Drive,  4th  Floor
Parsippany,  New  Jersey  07054
Attn:     Joan  Hayden
Facsimile:     (973)683-1788
Telephone:     (973)683-1772

If  to  the  Managers     c/o  Emeritus  Corporation
  or  Emeritus:     3131  Elliott  Avenue,  Suite  500
Seattle,  Washington  98121-1031
Attn:     Mr.  Bill  Shorten
Facsimile:     (206)301-4500
Telephone:     (206)301-4511

Any party shall have the right to change the place to which such notice shall be given or add additional parties to receive notices by similar notice sent in like manner to all other parties hereto. Any notice if sent by overnight courier service shall be deemed delivered on the earlier of the date of actual delivery or the next business day, if delivered by hand delivery or facsimile shall be deemed delivered on the date of the actual delivery and if sent by mail, shall be deemed delivered on the earlier of the third day following deposit with the U.S. Postal Service or actual delivery. Any notice sent by facsimile shall also be sent on the same business day by overnight courier or mail as set forth above.

     Amendment,  Waiver.  No  modification,  termination  or  amendment  of this
     ------------------
Agreement may be made except by written agreement. No failure by Sellers, Managers, or Emeritus to insist upon the strict performance of any covenant, agreement, or condition of this Agreement or to exercise any right or remedy shall constitute a waiver of any such breach or any other covenant, agreement, term or condition. No waiver shall affect or alter this Agreement, and each and every covenant, agreement, term and condition of this Agreement shall continue in full force and effect with respect to any other then existing or subsequent breach thereof. All the terms, provisions, and conditions of this Agreement shall inure to the benefit of and be enforceable by Sellers', Managers' or Emeritus' successors and assigns.

     Survival.  All  provisions  of  this  Agreement  shall  survive the Closing
     --------
and/or  the  conveyance  of  the  Facilities  to  Buyer.

     Captions.  The captions of this Agreement are for convenience and reference
     --------
     only and in no way define, limit or describe the scope or intent of this Agreement.

     No  Joint  Venture.  It  is  not intended by this Agreement to, and nothing
     ------------------
contained in this Agreement shall, create any partnership, joint venture or other arrangement between Sellers and their successors and assigns, on the one part, and Emeritus and Managers and their successors and assigns on the other part. No term or provision of this Agreement is intended to be, or shall be, for the benefit of any person, firm, organization or corporation not a party hereto, and no such other person, firm, organization or corporation shall have any right or cause of action hereunder.

     Exhibits.  All  exhibits  attached  hereto  or  referenced  herein  are
     --------
incorporated  in  this  Agreement.
     -----

     Severability.  In  case any one or more of the provisions contained in this
     ------------
Agreement shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision hereof, and this Agreement shall be construed as if such provisions had not been contained herein.

     Counterparts.  This  Agreement  and the documents to be delivered hereunder
     ------------
may be executed in any number of counterparts, and each such counterpart hereof shall be deemed to be an original instrument, but all such counterparts together shall  constitute  but  one  agreement.

a.     Indemnification.  Any  indemnifications herein for the benefit of Sellers
       ---------------
shall also run to the benefit of the "Indemnified Parties" as such term is defined in Section 6.2 of the Management Agreement.

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first above written.

EMERITUS:     EMERITUS  CORPORATION,  a  Washington  corporation



By:     /s/  William  M.  Shorten
Name:  William  M.  Shorten
Its:  Director  of  Real  Estate  Finance


MANAGERS:     EMERITUS  MANAGEMENT  LLC,  a Washington limited liability company

By:     Emeritus  Corporation,  a  Washington  corporation


By:     /s/  William  M.  Shorten
Name:  William  M.  Shorten
Its:  Director  of  Real  Estate  Finance



EMERITUS  MANAGEMENT  I  LP,  a  Washington  limited  partnership

By:     EM  I,  LLC,  a  Washington  limited  liability  company

By:     Emeritus  Corporation,  a  Washington  corporation


By:/s/  William  M.  Shorten
Name:  William  M.  Shorten
Its:  Director  of  Real  Estate  Finance



SELLERS: AL INVESTORS II LLC, a Delaware limited liability company, for itself and as sole managing member on behalf of each of the Sellers which is an Operating Facility, or in cases where the Seller is a limited partnership, as sole managing member on behalf of the general partner thereof



By:     /s/  Bruce  D.  Thorn
Name:  Bruce  D.  Thorn
Its:  Authorized  Representative
AL INVESTORS Development LLC, a Delaware limited liability company, for itself and as sole managing member on behalf of each of the Sellers which is a Development Facility



By:     /s/  Bruce  D.  Thorn
Name:  Bruce  D.  Thorn
Its:  Authorized  Representative

                                   SCHEDULE I
                                   SCHEDULE I
                                   ----------

     FACILITY
                 OPERATING FACILITY     CITY/ADDRESS     SELLER
                 ------------------     ------------     ------
                                 4730 Bee Ridge Road
Colonial  Park  Club     Sarasota,  FL  34233     AL  Investors  II Sarasota LLC
--------------------     --------------------     ------------------------------
     1896  Park  Meadows  Drive
Park Club of Fort Myers     Fort Myers, FL  33907     AL Investors II Fort Myers
-----------------------     ---------------------     --------------------------
LLC
---
     3110  Oakbridge  Blvd  E
Park  Club of Oakbridge     Lakeland, FL  33803     AL Investors II Lakeland LLC
-----------------------     -------------------     ----------------------------
     702  South  Kings  Avenue
Park  Club  of  Brandon     Brandon,  FL  33511     AL  Investors II Brandon LLC
-----------------------     -------------------     ----------------------------
     1501  Baldy
Highland  Hills     Pocatello,  ID  83201     AL  Investors  II  Pocatello  LLC
---------------     ---------------------     ---------------------------------
     4080  Hawthorne  Road
Ridge  Wind     Chubbuck,  ID  83202     AL  Investors  II  Chubbuck  LLC
-----------     --------------------     --------------------------------
     2580  Main  Street
The  Pines  of  Tewksbury     Tewksbury, MA  01876     AL Investors II Tewksbury
-------------------------     --------------------     -------------------------
LLC
---
     1372  SW  8th  Avenue
Meadowbrook     Ontario,  OR  97914     AL  Investors  II  Ontario  LLC
-----------     -------------------     -------------------------------
     311  Simpson  Road
Anderson  Place     Anderson,  SC  29621     AL  Investors  II  Anderson  LLC
---------------     --------------------     --------------------------------
     5301  -  66th  Street
Elmbrook  Estates     Lubbock,  TX  79424     Lubbock  AL  Investors  II  LP (1)
-----------------     -------------------     ----------------------------------
     2600  Old  Fairhaven  Parkway
Fairhaven  Estates     Bellingham,  WA  98225     AL Investors II Bellingham LLC
------------------     ----------------------     ------------------------------
     905  S.  Pioneer  Way
Hearthstone     Moses  Lake,  WA  98837     AL  Investors  II  Moses  Lake  LLC
-----------     -----------------------     -----------------------------------
     31002  -  14th  Avenue  S
Evergreen  Lodge     Federal  Way, WA  98003     AL Investors II Federal Way LLC
----------------     -----------------------     -------------------------------
     205  East  Anton  Avenue
Loyalton of Coeur d'Alene     Coeur d'Alene, ID  83815     AL Investors II Coeur
-------------------------     ------------------------     ---------------------
d'Alene  LLC
------------

                                       FACILITY
                DEVELOPMENT FACILITY     CITY/ADDRESS     SELLER
                --------------------     ------------     ------
                          2100 South Woodlands Village Blvd
Loyalton  of  Flagstaff     Flagstaff,  AZ  86001     Al  Investors  Development
-----------------------     ---------------------     --------------------------
Flagstaff  LLC
--------------
     4050  East  Bluefield  Avenue
Loyalton  of  Phoenix     N.  Phoenix,  AZ  85032     AL  Investors  Development
---------------------     -----------------------     --------------------------
Phoenix  LLC
------------
     1860  Craigmont  Road
Loyalton  of  Staunton     Staunton,  VA  24401     AL  Investors  Development
----------------------     --------------------     --------------------------
Staunton  LLC
-------------
     2000  Rosebark  Way
Loyalton  of  Hagerstown     Hagerstown,  MD     AL  Investors  Development
------------------------     ---------------     --------------------------
Hagerstown  LLC
---------------
     220  Southwestern  Drive
Loyalton  of  Lakewood     Lakewood,  NY  14750     AL  Investors  Development
----------------------     --------------------     --------------------------
Lakewood  LLC
-------------
*  don't  have
   full  report
*  don't  have
   full  report



          (1) 1% GP - Elmbrook Estates Investors II LLC; 99% LP - AL Investors II LLC

                                     ------
                                    EXHIBIT A
                                    EXHIBIT A
                                    ---------


                              Management Agreements
                              ---------------------


1. Management Agreement with Option to Purchase dated as of March 25, 1999, as amended by First Amendment dated January 1, 2001 between Emeritus Management LLC, a Washington limited liability company, and Emeritus Corporation, a Washington corporation as Managers and the Sellers of the Development Facilities.

2. Management Agreement with Option to Purchase dated as of March 26, 1999, as amended by Amendments to Management Agreement dated March 27, 2000, March 22, 2001, January 1, 2002 and June 30, 2003 between Emeritus Management LLC, a Washington limited liability company and Emeritus Corporation, a Washington corporation, as Managers and the Sellers of the Operating Facilities, except for the TIAA Facilities Sellers as defined below.

3. Management Agreement with Option to Purchase dated as of March 27, 2000 between Emeritus Management LLC, a Washington limited liability company, and Emeritus Corporation, a Washington corporation, as Manager and the following Sellers of the Operating Facilities: AL Investors II Fort Myers LLC, AL Investors II Ontario LLC, AL Investors II Anderson LLC, and the AL Investors II Federal Way LLC ("TIAA Facilities Sellers").

                                    EXHIBIT B
                                    EXHIBIT B
                                    ---------


                            Purchase Price Allocation
                            -------------------------

                                    EXHIBIT C
                                    EXHIBIT C
                                    ---------


                                    Warrants
                                    --------

                                    EXHIBIT D
                                    PAGE D-4
                                    EXHIBIT D
                                    ---------


                            ASSIGNMENT AND ASSUMPTION
                             OF LEASES AND CONTRACTS
                                (AL II Portfolio)


     THIS ASSIGNMENT AND ASSUMPTION OF LEASES AND CONTRACTS (this "Agreement") is entered into as of September 30, 2003, by and between AL Investors on behalf of each of the Sellers on Schedule I hereto ("Assignor") and Emeritus
                                -----------
Corporation  ("Assignee").

     In consideration of the mutual promises contained herein and other good valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree:

     1.     Facilities.  The "Facilities" means each of the Facilities listed on
            ----------
Schedule I hereto, together with the building, structures and other improvements
----------
located  on  each  of  the  Facilities.

     2.     Leases.  The  "Leases"  means  those  leases,  tenancies,  residency
            ------
agreements and occupancy agreements affecting the Facilities arising out of the management and operation of the Facilities.

     3.     Contracts.  "Contracts"  means  all  contracts,  oral, written or an
            ---------
open account, for goods and services arising out the management and operation of the Facilities.

     4.     Assignment.  Assignor  hereby  grants,  transfers,  sets  over  and
            ----------
assigns as of the date hereof to Assignee the entire right, title and interest of Assignor in and to the Leases and the Contracts.

     5.     Assumption.  Assignee  hereby  assumes all covenants, agreements and
            ----------
obligations of Assignor as landlord under or as a party to the Leases and Contracts. Assignee shall perform and satisfy all obligations under each of the Leases and the Contracts whether arising before or after the date hereof. Assignee further assumes all liability of Assignor for the proper refund or return of the Security Deposits if, when and as required by the Leases.

     6.     Successors  and  Assigns.  This Assignment shall be binding upon and
            ------------------------
inure to the benefit of Assignor and Assignee and their respective successors and assigns.

     7.     Counterparts.  This  Assignment  may  be  executed  in  one  or more
            ------------
counterparts, each of which shall be an original, but which together shall constitute one and the same assignment.

     IN WITNESS WHEREOF, Assignor and Assignee have executed and delivered this Assignment as of the day and year first above written.

ASSIGNOR: AL INVESTORS II LLC, a Delaware limited liability company, for itself and as sole managing member on behalf of each of the Sellers which is an Operating Facility, or in cases where the Seller is a limited partnership, as sole managing member on behalf of the general partner thereof



By:
Name:  Bruce  D.  Thorn
Its:  Authorized  Representative


AL INVESTORS Development LLC, a Delaware limited liability company, for itself and as sole managing member on behalf of each of the Sellers which is a Development Facility



By:
Name:  Bruce  D.  Thorn
Its:  Authorized  Representative


     ASSIGNEE:     EMERITUS  CORPORATION,  a  Washington  corporation


                              By:
                              Its:

STATE  OF  WASHINGTON
     ss.
COUNTY  OF  KING
----------------

     I certify that I know or have satisfactory evidence that Bruce D. Thorn is the person who appeared before me, and said person acknowledged that said person signed this instrument, on oath stated that said person was authorized to execute the instrument and acknowledged it as an authorized representative on behalf of each of the Sellers listed in Schedule I hereto, to be the free and
                                           ----------
voluntary act of such Seller for the uses and purposes mentioned in the instrument.

     Dated  this  ________________  day  of  _________________________,  2003.


(Signature  of  Notary)


(Legibly  Print  or  Stamp  Name  of  Notary)
Notary public in and for the state of Washington, residing at My appointment expires


STATE  OF  WASHINGTON
     ss.
COUNTY  OF  KING

     I certify that I know or have satisfactory evidence that William Shorten is the person who appeared before me, and said person acknowledged that said person signed this instrument, on oath stated that said person was authorized to execute the instrument and acknowledged it as the authorized representative of Emeritus Corporation, a corporation, to be the free and voluntary act of such corporation for the uses and purposes mentioned in the instrument.

     Dated  this  ________________  day  of  _________________________,  2003.


(Signature  of  Notary)


(Legibly  Print  or  Stamp  Name  of  Notary)
Notary public in and for the state of Washington, residing at My appointment expires

                                   SCHEDULE I
                                   ----------

     FACILITY
                 OPERATING FACILITY     CITY/ADDRESS     SELLER
                                                         ------
                                 4730 Bee Ridge Road
Colonial  Park  Club     Sarasota,  FL  34233     AL  Investors  II Sarasota LLC
--------------------     --------------------     ------------------------------
     1896  Park  Meadows  Drive
Park Club of Fort Myers     Fort Myers, FL  33907     AL Investors II Fort Myers
-----------------------     ---------------------     --------------------------
LLC
---
     3110  Oakbridge  Blvd  E
Park  Club of Oakbridge     Lakeland, FL  33803     AL Investors II Lakeland LLC
-----------------------     -------------------     ----------------------------
     702  South  Kings  Avenue
Park  Club  of  Brandon     Brandon,  FL  33511     AL  Investors II Brandon LLC
-----------------------     -------------------     ----------------------------
     1501  Baldy
Highland  Hills     Pocatello,  ID  83201     AL  Investors  II  Pocatello  LLC
---------------     ---------------------     ---------------------------------
     4080  Hawthorne  Road
Ridge  Wind     Chubbuck,  ID  83202     AL  Investors  II  Chubbuck  LLC
-----------     --------------------     --------------------------------
     2580  Main  Street
The  Pines  of  Tewksbury     Tewksbury, MA  01876     AL Investors II Tewksbury
-------------------------     --------------------     -------------------------
LLC
---
     1372  SW  8th  Avenue
Meadowbrook     Ontario,  OR  97914     AL  Investors  II  Ontario  LLC
-----------     -------------------     -------------------------------
     311  Simpson  Road
Anderson  Place     Anderson,  SC  29621     AL  Investors  II  Anderson  LLC
---------------     --------------------     --------------------------------
     5301  -  66th  Street
Elmbrook  Estates     Lubbock,  TX  79424     Lubbock  AL  Investors  II  LP (1)
-----------------     -------------------     ----------------------------------
     2600  Old  Fairhaven  Parkway
Fairhaven  Estates     Bellingham,  WA  98225     AL Investors II Bellingham LLC
------------------     ----------------------     ------------------------------
     905  S.  Pioneer  Way
Hearthstone     Moses  Lake,  WA  98837     AL  Investors  II  Moses  Lake  LLC
-----------     -----------------------     -----------------------------------
     31002  -  14th  Avenue  S
Evergreen  Lodge     Federal  Way, WA  98003     AL Investors II Federal Way LLC
----------------     -----------------------     -------------------------------
     205  East  Anton  Avenue
Loyalton of Coeur d'Alene     Coeur d'Alene, ID  83815     AL Investors II Coeur
-------------------------     ------------------------     ---------------------
d'Alene  LLC
------------

                                       FACILITY
                DEVELOPMENT FACILITY     CITY/ADDRESS     SELLER
                --------------------     ------------     ------
                          2100 South Woodlands Village Blvd
Loyalton  of  Flagstaff     Flagstaff,  AZ  86001     Al  Investors  Development
-----------------------     ---------------------     --------------------------
Flagstaff  LLC
--------------
     4050  East  Bluefield  Avenue
Loyalton  of  Phoenix     N.  Phoenix,  AZ  85032     AL  Investors  Development
---------------------     -----------------------     --------------------------
Phoenix  LLC
------------
     1860  Craigmont  Road
Loyalton  of  Staunton     Staunton,  VA  24401     AL  Investors  Development
----------------------     --------------------     --------------------------
Staunton  LLC
-------------
     2000  Rosebark  Way
Loyalton  of  Hagerstown     Hagerstown,  MD     AL  Investors  Development
------------------------     ---------------     --------------------------
Hagerstown  LLC
---------------
     220  Southwestern  Drive
Loyalton  of  Lakewood     Lakewood,  NY  14750     AL  Investors  Development
----------------------     --------------------     --------------------------
Lakewood  LLC
-------------
*  don't  have
   full  report
*  don't  have
   full  report



          (1) 1% GP - Elmbrook Estates Investors II LLC; 99% LP - AL Investors II LLC

                                    EXHIBIT E

                                    EXHIBIT E
                                    ---------

                                    Sublease
                                    --------

                                    EXHIBIT F
                                    EXHIBIT F
                                    ---------

                               Sublease Facilities
                               -------------------

                                    EXHIBIT G
                                    EXHIBIT G
                                    ---------

                          Amended Management Agreements
                          -----------------------------